First Quarter Fiscal 2021 Earnings Supplemental Slides November 5, 2020 Exhibit 99.2

Safe Harbor Statement This presentation contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, including our expectations regarding the potential impacts on our business of the COVID-19 pandemic and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as ”expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to: the risk that our business, results of operations and financial condition and prospects may be materially and adversely affected by the COVID-19 pandemic and that significant uncertainties remain related to the impact of COVID-19 on our business operations and future results, including our second quarter fiscal 2021 business outlook; our dependence on our human interface solutions for the mobile product applications market and the PC product applications market for a substantial portion of our revenue; risks related to the volatility of our net revenue from our human interface solutions for mobile product applications; our dependence on one or more large customers; our exposure to industry downturns and cyclicality in our target markets; our ability to maintain and build relationships with our customers; our dependence on third parties to maintain satisfactory manufacturing yields and deliverable schedules; and the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 27, 2020 (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein); and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this presentation.

Q1FY21 Highlights Financial Highlights Revenue above midpoint of guidance range Non-GAAP gross margin above the high-end of guidance range Highest non-GAAP gross margins in more than seven years; five sequential quarters of gross margin improvement Non-GAAP OPEX spend was below the midpoint of guidance range $64 million cash flow generated from operations, adjusting for acquisition-related items Cash and short-term investments of $244 million on the balance sheet Recent Business Highlights Completed the acquisition of the rights to Broadcom’s wireless IoT connectivity business and DisplayLink Began shipping DisplayLink video interface solutions, edge-SoC processors and audio solutions products for new solutions from Dell, Google, Logitech, Bose and Poly Major handset OEM announced their new flagship phones powered by OLED touch controller Google launched their new Nest Audio smart speaker powered by Synaptics AudioSmart edge SoC solution See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures

Q1FY21 Financial Results See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures Year over Year Q1’19 Actual Q1’18 Actual Delta $ Delta %

Q1FY20 and Q1FY21 Results vs Q1FY21 Guidance See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures

First Quarter Fiscal 2021 Cash & Debt Debt amounts presented above are as of the end of each quarter presented and represent the balances due to third parties and exclude discount & debt issuance cost adjustments as presented on our balance sheet. $ Millions

First Quarter Fiscal 2021 Balance Sheet Balances are as of the end of each quarter presented Debt, net balance reflects debt net of discount and debt issuance costs

Second Quarter Fiscal 2021 Guidance See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures

Revenue Trend $ Millions Guidance Mid-Point

Non-GAAP Net Income & EPS Fiscal Quarter Trend See the tables at the end of this presentation for a reconciliation of GAAP results to non-GAAP financial measures Mid-Point Guidance

GAAP to Non-GAAP Reconciliation Tables

GAAP to Non-GAAP Reconciliation Tables - continued